UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2006

DreamWorks Animation SKG, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32337	68-0589190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Flower Street, Glendale, California	91201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 695-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On May 3, 2006, DreamWorks Animation SKG, Inc. (the “Company”) received a letter from the Pacific Regional Office of the Securities and Exchange Commission (the “SEC”) relating to the previously disclosed informal inquiry by the staff of the SEC concerning trading in the Company’s securities and the disclosure of its financial results on May 10, 2005. The letter states that the investigation (In the Matter of DreamWorks Animation SKG, Inc. LA-3088) has been recommended for termination, and no enforcement action has been recommended to the Commission. The information in the SEC’s letter was provided under the guidelines in the final paragraph of Securities Act Release No. 5310.

A copy of the letter (including the attached copy of Securities Act Release No. 5310) is attached as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits:

Exhibit No.	Description

99.1	Letter, dated May 3, 2006, from Kelly Bowers, Senior Assistant Regional Director, Pacific Regional Office of the SEC, to Francis P. Barron, Esq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DreamWorks Animation SKG, Inc.

Date: May 4, 2006	By:	/S/ KATHERINE KENDRICK
Katherine Kendrick General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter, dated May 3, 2006, from Kelly Bowers, Senior Assistant Regional Director, Pacific Regional Office of the SEC, to Francis P. Barron, Esq.